UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                         PURSUANT TO SECTION 13 OR 15(D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Event Requiring Report: February 27, 2002


                                  NOVAMED, INC.
             (Exact Name of Registrant as Specified on its Charter)


             000-26927                                 77-0443643
             ---------                                 ----------
      (Commission File Number)            (IRS Employer Identification Number)


                                     NEVADA
         (State or Other Jurisdiction of Incorporation or Organization)


              623 Hoover Street, N.E.. Minneapolis, Minnesota 55413
              -----------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (612) 378 1437
                                 --------------
              (Registrant's Telephone Number, Including Area Code)

ITEM 2.           Acquisition or Disposition of Assets.

On December 17, 2001, NovaMed Inc., ("Company") entered into a Stock Sale Agreement ("Agreement") with John H. Olson for the sale of four hundred and fifty thousand (450,000) restricted common shares in Cryogenic Laboratories Incorporated to Mr. Olson, in exchange for twenty five thousand dollars ($25,000) and Mr. Olson's assumption of all liabilities, including principal and interest amounting to over two hundred thousand dollars ($200,000) in the form of debentures, for a total sale price of two hundred and twenty five thousand dollars ($225,000) or fifty cents ($0.50) a share. The Agreement required the written consent of the debenture holders to Mr. Olson's assumption of the liabilities attached to the debentures and the delivery of twenty five thousand dollars ($25,000) to the Company. Mr. Olson is the principal owner of Cryogenic Laboratories Incorporated. On February 27, 2002 the Company acknowledged the receipt of twenty five thousand dollars ($25,000) and the written agreement of the debenture holders to the assignment of all liabilities attached thereto to John Olson therefore satisfying the terms of the Agreement.

ITEM 7.           Financial Statements and Exhibits

The following exhibit is included:

"A"      Stock Sale Agreement, dated as of December 17, 2001 between the Company and John H. Olson.

Pursuant to the requirement of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 1, 2002

NovaMed, Inc.
A Nevada corporation

By:   /s/ Ruairidh Campbell
   ------------------------------------
Ruairidh Campbell
President




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



Exhibit "A"

THE STOCK REPRESENTED HEREBY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 IN RELIANCE UPON REGULATIONS PROMULGATED UNDER THAT ACT AND MAY NOT BE TRANSFERRED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THE SECURITIES ACT OF 1933 AND REGULATIONS ADOPTED THERETO. THE SHARES MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE TRANSFERRED TO A U.S. PERSON OR FOR THE ACCOUNT OR BENEFIT OF A U.S. PERSON EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT, OR PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE ACT

                              STOCK SALE AGREEMENT

THIS STOCK SALE AGREEMENT (the "Agreement") effective as of the 17th day of December, 2001, is by and between NovaMed, Inc. a Nevada corporation with offices located at 623 Hoover Street, N.E., Minneapolis, Minnesota ("Seller") and John H. Olson, an individual with offices located at 1944 Lexington Avenue North, Roseville, Minnesota 55113 ("Purchaser").

1.       PURCHASE.

On the basis of the representations and warranties contained herein and subject to the terms and conditions set forth herein, Purchaser agrees to purchase from Seller Four Hundred and Fifty Thousand (450,000) shares of the common stock of Cryogenic Laboratories Incorporated ("Seller's Shares") in a private transaction, in exchange for Two Hundred and Twenty Five Thousand United States Dollars (US$225,000) or US$0.50 per share (the "Purchase Price").

2.       DELIVERY OF THE SHARES AND THE PURCHASE PRICE.

Purchaser shall pay the Purchase Price as follows: (a) Ten Thousand U.S. Dollars (US$10,000) upon execution of this Agreement, nonrefundable; and (b) the balance of the Purchase Price, Two Hundred Fifteen Thousand U.S. Dollars (US$215,000), plus six percent (6%) simple interest from the date of execution of this Agreement. This $215,000 difference shall be paid by delivery of a Promissory Note executed by the Purchaser and secured by a pledge ("Pledge") of the Sellers Shares. The Promissory Note shall bear interest at six percent (6%) simple interest, per annum, and shall come due on the earlier to occur of the successful closing of the sale of Purchaser's shares in Cryogenic Laboratories Incorporated or July 1, 2002. If default occurs, then Seller's sole remedy shall be to take back the Pledged Sellers Shares. Purchaser shall pay the Promissory Note by making cash payments payable jointly to the Seller and to the various Debenture Holders identified in the attached Schedule A to this Agreement. Both the Promissory Note and the obligation to to pay the balance of the Purchase Price shall be contingent upon the successful closing of the sale of Purchaser's shares in Cryogenic Laboratories Incorporated on or before July 1, 2002. The Promissory Note shall be in the form attached as Schedule B. The Seller's Shares shall be delivered to Purchaser upon receipt by Seller of the Promissory Note executed by Purchaser.




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



3.       REPRESENTATIONS AND WARRANTIES OF PURCHASER.

         Purchaser hereby represents and warrants to Seller that:

          A. Status. Purchaser is an individual;

          B. Authority. This Agreement has been duly executed by Purchaser and the execution and performance of this Agreement will not violate or result in a breach of, or constitute a default in any agreement, instrument, judgment, order or decree to which Purchaser is a party or to which Purchaser is subject;

          C. Sale/Title. Purchaser warrants that he shall not subsequently sell or transfer title to Seller's Shares unless same are sold or transferred in full compliance with the Securities Act of 1933 and any other federal or state securities laws;

          D. Shares Not Registered. All documents received by Purchaser, include statements to the effect that the Seller's Shares have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States or to U.S. Person unless the Seller's Shares are registered under the Securities Act of 1933 or an exemption from the registration requirements is available;

          E. Shares High Risk. Purchaser acknowledges that the purchase of the Seller's Shares involves a high degree of risk and further acknowledges that it can bear the economic risk of the purchase of the Seller's Shares, including the total loss of his investment;

          F. Exemptions from Registration. Purchaser understands that the Seller's Shares are being sold to him in reliance on specific exemptions from the registration requirements of Federal and State securities laws and that the Seller is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgements, and understandings of Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of Purchaser to acquire the Seller's Shares.

          G. Experience of Purchaser. Purchaser is sufficiently experienced in financial and business matters to be capable of evaluating the merits and risks of this investment, and to make an informed decision relating thereto.

          H. Investment Purpose. Purchaser is not an underwriter of, or dealer in, the Seller's Shares; and Purchaser is not participating, pursuant to a contractual agreement, in the distribution of the Seller's Shares.

         The foregoing representations and warranties are true and accurate as of the date hereof, and shall survive thereafter. If Purchaser has knowledge, prior to the execution of this Stock Sale Agreement, that any such representations and warranties shall not be true and accurate in any respect, the Purchaser prior to execution, shall give written notice of such fact to the Seller specifying which representations and warranties are not true and accurate and the reasons therefor.

         Purchaser agrees to fully indemnify, defend and hold harmless Seller from and against any and all losses, claims, damages, liabilities and expenses, including reasonable attorney's fees and expenses, which may result from a breach of Purchaser's representations, warranties and agreements contained herein.

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



4.       REPRESENTATIONS AND WARRANTIES OF SELLER

Seller hereby represents and warrants to Purchaser that:

          A. Organization. Seller is Nevada corporation in good standing with the regulatory authorities therein;

          B. Litigation. The Seller's Shares are not subject to any claims or causes of action, and Seller is not a defendant, nor a plaintiff against whom a counterclaim has been made or reduced to judgement in any litigation, nor are there any material proceedings threatened or pending before any federal, state or municipal government or any department, board, body or agency thereof, involving the Seller's Shares as of the date hereof;

          C. Authority. This Agreement has been duly executed by Seller and the execution and performance of this Agreement will not violate, or result in a breach of, or constitute a default in any agreement, instrument, judgment, order or decree to which Seller is a party or to which Seller is subject nor will such execution and performance constitute a violation of or conflict with any fiduciary to which Seller is subject;

          D. No Directed Selling Efforts. In regard to this transaction, Seller has not conducted any "directed selling efforts" nor has Seller conducted any general solicitation relating to the offer and sale of the Seller's Shares to persons resident within the United States or elsewhere.

          E. Legal Status. The Seller's Shares are genuine, validly issued and outstanding, fully paid and nonassessable and are not issued in violation of the preemptive rights of any person or of any agreement by which the obligor or Seller are bound;

          F. Sale/Title. Seller warrants that it will not sell or transfer title to Seller's Shares unless sold or transferred in full compliance with the Securities Act of 1933 and any other federal or state securities laws;

          G. Transfer. Seller agrees further to defend the transfer of title of Seller's Shares to Purchaser, its successors and assigns. Seller further agrees to cooperate with Purchaser and cause the transfer agent acting for Seller's Shares to recognize the transfer of said shares to Purchaser.

5.       MISCELLANEOUS.

          A. Notices. Any notice under this Agreement shall be deemed to have been sufficiently given if sent by registered or certified mail, postage prepaid, addressed as follows:

         If to Seller:                               If to Purchaser:

         NovaMed, Inc.                               John Olson
         623 Hoover Street N.E.                      1944 Lexington Avenue North
         Minneapolis, Minnesota 55413                Roseville, Minnesota 55113
         U.S.A.                                      U.S.A.
         Phone: (612) 378 1437                       Phone: (651) 771-0262
or to any other address which may hereafter be designated by either party by notice given in such manner. All notices shall be deemed to have been given as of the date of receipt.

          B. Entire Agreement. This Agreement sets forth the entire understanding between the parties hereto and no other prior written or oral statement or agreement shall be recognized or enforced.

          C. Severability. If a court of competent jurisdiction determines that any clause or provision of this Agreement is invalid, illegal or unenforceable, the other clauses and provisions of the Agreement shall remain in full force and effect and the clauses and provision which are determined to be void, illegal or unenforceable shall be limited so that they shall remain in effect to the extent permissible by law.

          D. Assignment. Neither party may assign this Agreement without the express written consent of the other party, however, any such Assignment shall be binding on and inure to the benefit of such successor, or, in the event of death or incapacity, on their heirs, executors, administrators and successors of any party.

          E. Applicable Law. This Agreement shall be construed and enforced in accordance with the laws of the State of Minnesota, United States of America, and in the English language.

          F. Venue. A claim or other dispute among the parties whether or not arising from any transaction contemplated (whether or not specifically referred to) by this Agreement, shall not be made the subject of litigation until submitted for binding arbitration in the nearest available location as indicated above, or otherwise pursuant to the applicable arbitration law. The parties agree to the exclusive personal and subject matter jurisdiction, and venue of the federal and local courts in Minneapolis, Minnesota with respect to all such disputes to the extent legally permissible. These arrangements are being made because of the parties mutual desires to remove uncertainty as to such matters, and the location therein of one or more of the parties and their property.

          G. Waiver of Jury Trial. As a separate and independent covenant, the parties hereby irrevocably waive a jury trial in the event of litigation before a public judicial tribunal, to the extent permitted by law. This provision is made because of the cost and delay of such a trial and because the parties believe that a jury trial would not be necessary for any dispute among them, including any dispute hereunder.

          H. Attorney's Fees. If any legal action or other proceeding (non-exclusively including arbitration) is brought for the enforcement of or to declare any right or obligation under this Agreement or as a result of a breach, default or misrepresentation in connection with any of the provisions of this Agreement, or otherwise because of a dispute among the parties hereto, any successful or prevailing party will be entitled to recover reasonable attorney's fees (including for appeals and collection) and other expenses incurred in such action or proceeding, in addition to any other relief to which such party may be entitled.

          I. No Third Party Beneficiary. Nothing in this Agreement, expressed or implied, is intended to confer upon any person, other than the parties hereto and their successors, any rights or remedies under or by reason of this Agreement, unless this Agreement specifically states such intent.



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



          J. Counterparts. It is understood and agreed that this Agreement may be executed in any number of identical counterparts, each of which may be deemed an original for all purposes.

          K. Further Assurances. At any time and from time to time, after the effective date, each party will execute such additional instruments and take such action as may reasonably be requested by the other party to confirm or perfect title to the subject shares transferred hereunder or otherwise to carry out the intent and purposes of this Agreement.

          L. Broker's or Finder's Fee: Expenses. Purchaser and Seller warrant that neither has incurred any liability, contingent or otherwise, for brokers' or finders' fees or commissions relating to this Agreement for which the other shall have responsibility. Except as otherwise provided herein, all fees, costs and expenses incurred by either party relating to this Agreement shall be paid by the party incurring the same.

          M. Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the consummation if the transactions contemplated hereunder, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance hereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

          N. Headings. The section and subsection headings in this Agreement are inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above writt en.

NOVAMED, INC. "Seller"

/s/ Ruairidh Campbell
--------------------
By: Ruairidh Campbell, President


JOHN OLSON "Purchaser"

/s/ John H. Olson
----------------









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


                                  SCHEDULE "A"

             AGREEMENT OF DEBENTURE HOLDERS TO ASSIGN ALL RIGHTS AND
                OBLIGATIONS UNDER THE CONVERTIBLE DEBENTURES FROM
                         NOVAMED, INC. TO JOHN H. OLSON

/s/Ruth Kaul                                             $12,500
------------                                             -------
Signature                                                (Amount of Debenture)
---------------------------------------
Name/Title (Print)


/s/ Gloria Kauls                                          $12,500
---------------                                          -------
Signature                                                (Amount of Debenture)
---------------------------------------
Name/Title (Print)


/s/Jerry M. Ersek                                         $62,500
-----------------                                        --------
Signature                                                (Amount of Debenture)
---------------------------------------
Name/Title (Print)


/s/Art Biesang                                            $25,000
-------------                                            -------
Signature                                                (Amount of Debenture)
---------------------------------------
Name/Title (Print)


/s/Shirley Biesang                                        $12,500
-----------------                                        -------
Signature                                                (Amount of Debenture)
---------------------------------------
Name/Title (Print)

/s/Lois Joy Olson                                          $25,000
----------------                                         ---------
Signature                                                (Amount of Debenture)
---------------------------------------
Name/Title (Print)

/s/Lois J. + John H. Olson                                 $25,000
-------------------------                                ---------
Signature                                                (Amount of Debenture)
---------------------------------------
Name/Title (Print)

/s/John H. Olson                                           $25,000
--------------------------------------                   ---------
Signature                                                (Amount of Debenture)


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